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                                  EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

                           Advanced Rx Services, Inc.
                     Cheshire Long Term Care Pharmacy, Inc.
                          HLF Adult Home Pharmacy Corp.
                          IV-A-Care of Wisconsin, Inc.
                             Kinetic Services, Inc.
                             Look Drug Stores, Inc.
                            Loomis Enterprises, Inc.
                       Management & Network Services, Inc.
                      Marlowe Nursing Center Services L.P.
                                Medi Centre, Inc.
                              NCS Daven Drug, Inc.
                        NCS HealthCare of Arkansas, Inc.
                       NCS HealthCare of California, Inc.
                         NCS HealthCare of Florida, Inc.
                        NCS HealthCare of Illinois, Inc.
                         NCS HealthCare of Indiana, Inc.
                          NCS HealthCare of Iowa, Inc.
                         NCS HealthCare of Kansas, Inc.
                        NCS HealthCare of Kentucky, Inc.
                        NCS HealthCare of Maryland, Inc.
                        NCS HealthCare of Michigan, Inc.
                         NCS HealthCare of Modesto, Inc.
                          NCS HealthCare of Ohio, Inc.
                        NCS HealthCare of Oklahoma, Inc.
                         NCS HealthCare of Oregon, Inc.
                       NCS HealthCare of Pennsylvania, Inc.
                     NCS HealthCare of South Carolina, Inc.
                         NCS HealthCare of Vermont, Inc.
                       NCS HealthCare of Washington, Inc.
                         NCS Quality Care Pharmacy, Inc.
                               NCS Services, Inc.
                               NCS Unlimited, Inc.
                           Rescot Systems Group, Inc.
                          Thrifty Medical Supply, Inc.
                    Uni-Care Health Services of Maine, Inc.
                         Uni-Care Health Services, Inc.



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